                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints L. Barry Thomson, Gregory A. Lewis and John J. Neubert and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of IVI Checkmate Corp. for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 16th day of March, 1999.


                         /s/ George Whitton
                         ----------------------------------
                         George Whitton

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints L. Barry Thomson, Gregory A. Lewis and John J. Neubert and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of IVI Checkmate Corp. for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 16th day of March, 1999.


                         /s/ Gerard Compain
                         ----------------------------------
                         Gerard Compain

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints L. Barry Thomson, Gregory A. Lewis and John J. Neubert and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of IVI Checkmate Corp. for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 16th day of March, 1999.


                         /s/ Paul W. Noblett
                         ----------------------------------
                         Paul W. Noblett

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints L. Barry Thomson, Gregory A. Lewis and John J. Neubert and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of IVI Checkmate Corp. for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This   day of March, 1999.


                         /s/ Gareth Owen
                         ----------------------------------
                         Gareth Owen

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints L. Barry Thomson, Gregory A. Lewis and John J. Neubert and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of IVI Checkmate Corp. for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 15th day of March, 1999.


                         /s/ Peter E. Roode
                         ----------------------------------
                         Peter E. Roode